November 13, 1995
                               PREMIER GNMA FUND
                            SUPPLEMENT TO PROSPECTUS
                            DATED OCTOBER 13, 1995
        THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE INFORMATION PERTAINING TO CLASS C CONTAINED IN THE EXAMPLE UNDER THE CAPTION "FEE TABLE" IN THE FUND'S
PROSPECTUS:
        A Class C shareholder would pay $18 ($28 including the contingent deferred sales charge) in expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of one year.
027s111095